UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2013

Ingram Micro Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 E. St. Andrew Place, Santa Ana, CA 92705

(Address of Principal Executive Offices and Zip Code)

(714) 566-1000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Ingram Micro Inc. (the “Company”) previously approved, subject to shareholder approval, the adoption of the First Amendment (the “First Amendment”) to the Ingram Micro Inc. 2011 Incentive Plan (the “Plan”), under which equity awards may be issued to employees and directors. The First Amendment amends the Plan to increase the aggregate number of shares of our common stock that may be issued or delivered pursuant to awards granted under the Plan by an additional 12,000,000 shares, from 25,234,000 shares to a total of 37,234,000 shares. At the Annual Meeting of Shareholders on June 5, 2013 (the “2013 Annual Meeting”), the Company’s shareholders approved the adoption of the First Amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, the shareholders of the Company approved the following proposals, in each case consistent with the recommendation of the Board of Directors of the Company. For more information on the following proposals considered at the 2013 Annual Meeting, see the Company’s proxy statement filed with the Securities and Exchange Commission on April 23, 2013, the relevant portions of which are incorporated herein by this reference.

1.	The Company’s shareholders elected each of the eleven nominees to the Board of Directors for a one-year term by a majority of the votes cast:

Director Nominee	For	For (% of voted)	Against	Against (% of voted)	Abstain	Abstain (% of voted)	Broker Non-Votes
Howard I. Atkins	104,414,650	75.17%	28,425,855	20.46%	6,072,417	4.37%	5,479,820
Leslie Stone Heisz	130,046,705	93.62%	2,793,530	2.01%	6,072,687	4.37%	5,479,820
John R. Ingram	104,092,218	74.93%	28,748,428	20.70%	6,072,276	4.37%	5,479,820
Orrin H. Ingram II	104,213,023	75.02%	28,627,693	20.61%	6,072,206	4.37%	5,479,820
Dale R. Laurance	129,875,925	93.50%	2,965,785	2.13%	6,071,212	4.37%	5,479,820
Linda Fayne Levinson	93,722,396	67.47%	39,117,672	28.16%	6,072,854	4.37%	5,479,820
Scott A. McGregor	129,922,361	93.53%	2,916,294	2.10%	6,074,267	4.37%	5,479,820
Alain Monié	129,941,659	93.54%	2,898,927	2.09%	6,072,336	4.37%	5,479,820
Paul Read	129,584,741	93.29%	3,253,489	2.34%	6,074,692	4.37%	5,479,820
Michael T. Smith	129,673,748	93.35%	3,164,932	2.28%	6,074,242	4.37%	5,479,820
Joe B. Wyatt	129,808,315	93.44%	3,026,242	2.18%	6,078,365	4.38%	5,479,820

2.	The Company’s shareholders voted for advisory approval of the compensation of the Company’s named executive officers.

	Number of Votes	Percent of Voted
For	107,518,047	77.40%
Against	30,480,846	21.94%
Abstain	914,029	0.66%
Broker Non-Votes	5,479,820	N/A

3.	The Company’s shareholders approved the First Amendment to the 2011 Incentive Plan.

	Number of Votes	Percent of Voted
For	104,886,700	75.50%
Against	33,823,634	24.35%
Abstain	202,588	0.15%
Broker Non-Votes	5,479,820	N/A

4.	The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year:

	Number of Votes	Percent of Voted
For	143,884,752	99.65%
Against	482,252	0.33%
Abstain	25,738	0.02%
Broker Non-Votes	N/A	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description

10.1	First Amendment to the Ingram Micro Inc. 2011 Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
Date: June 6, 2013	By:	/s/ Larry C. Boyd
	Name:	Larry C. Boyd
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to the Ingram Micro Inc. 2011 Incentive Plan